                           Jacob Internet Fund, Inc.


                                 Annual Report
                                August 31, 2001


        The Jacob Internet Fund is a mutual fund whose primary investment objective is long-term growth of capital with current
                        income as a secondary objective.


                               Investment Adviser
                             Jacob Asset Management


                                     [LOGO]

           TABLE OF CONTENTS

Letter From the Manager..............    1
Schedule of Investments..............    3
Statement of Assets and                  5
  Liabilities........................
Statement of Operations..............    6
Statement of Changes in Net Assets...    7
Financial Highlights.................    8
Notes to Financial Statements........    9
Report of Independent Certified
  Public Accountants.................   12

                              JACOB INTERNET FUND

Dear Fellow Investors,

While we continue to navigate through another turbulent year for technology and Internet-related stocks, we welcome the opportunity to share with you an update on our strategy and outlook. Over the past 12 months, economic conditions deteriorated steadily with most in agreement that we are now in the midst of a recession. Major market indices continued to hit new lows as the year progressed, with the most speculative companies faring the worst. As we tend to focus more on companies earlier in their life cycles, the Fund was hit especially hard throughout the year.

As we all cope with the aftermath of September 11th, it is evident that the repercussions from that day are having a wide impact on many areas of our economy. This, coupled with the uncertainty of a possible prolonged military conflict, has left the equity markets in a very precarious state. In response to this, we have moved our short-term posture in the Fund to a more defensive nature until we have a clearer idea of the effects of these actions. While we are hopeful that this stance will only be necessary for a brief period, we believe that it is a prudent step given the circumstances.

On a more optimistic note, we do believe that some of the government action that is being taken in response to the nation's challenges -- such as further interest rate cuts, increased liquidity, and a likely stimulus package -- should have an extremely positive effect on our economy going into 2002. Thus, we believe that once we overcome these significant near-term issues, the markets will likely have a sharper recovery than we would have predicted a few months ago.

Our overall strategy for the Fund remains the same, to invest in those companies that we believe can endure these adverse market conditions through superior business plans, well-capitalized balance sheets and strong partnerships. While we are fully aware that we are in uncertain times, we will continue to maintain our focus on those companies that are best positioned to address the large market opportunities made possible from the continued evolution and growth of the Internet.

Once again, we would like to thank all shareholders for their trust and confidence during these difficult times and look forward to a more promising future together.

Ryan Jacob
President and Chief Executive Officer

                                    [GRAPH]


FOR PERIOD ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                                         ANNUALIZED SINCE
                                                                           COMMENCEMENT
                                                              ONE YEAR    OF OPERATIONS
                                                              --------    -------------
Jacob Internet Fund.........................................  (85.02)%       (76.52)%
S&P 500.....................................................  (24.39)%       (11.06)%
NASDAQ Composite............................................  (56.96)%       (33.56)%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.

This chart assumes an initial gross investment of $10,000 made on December 14, 1999 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2001

--------------------------------------------------------------------------------------------------
 SHARES                                                                                  VALUE
 ------                                                                                  -----
            COMMON STOCKS                                                 98.8%
--------------------------------------------------------------------------------------------------
            INTERNET -- COMMERCE                           14.9%
  80,000    Agile Software Corporation*                                               $    800,000
 124,000    Autobytel Inc.*                                                                124,000
   1,000    eBay Inc.*                                                                      56,230
 120,000    E*Trade Group, Inc.*                                                           768,000
  30,000    Getty Images, Inc.*                                                            480,600
  11,000    HomeStore.com, Inc.*                                                           182,270
  40,000    Multex.com, Inc.*                                                              126,800
                                                                                      ------------
                                                                                         2,537,900
--------------------------------------------------------------------------------------------------
            INTERNET -- COMMUNICATIONS                      23.8%
 100,000    Aether Systems, Inc.*                                                          885,000
  10,000    Digital Lightwave, Inc.*                                                       147,500
  25,000    Exfo Electro-Optical Engineering Inc.*[DEL]                                    301,250
  25,000    Newport Corporation                                                            453,000
  40,000    Nuance Communications Inc.*                                                    417,600
  10,000    ONI Systems Corp.*                                                             139,000
  20,000    Openwave Systems Inc.*                                                         320,800
 110,000    Redback Networks Inc.*                                                         448,800
  30,000    SpeechWorks International Inc.*                                                247,800
  40,000    WebEx Communications, Inc.*                                                    690,800
                                                                                      ------------
                                                                                         4,051,550
--------------------------------------------------------------------------------------------------
            INTERNET -- INFRASTRUCTURE                        44.9%
 170,000    Akamai Technologies, Inc.*                                                     715,700
 525,000    Be Free, Inc.*                                                                 945,000
  37,500    Digital Insight Corporation*                                                   640,125
 320,000    Exodus Communications, Inc.*                                                   281,600
  40,000    Internet Security Systems, Inc.*                                               625,200
 860,000    Intertrust Technologies Corporation*                                         1,135,200
  80,000    MatrixOne, Inc.*                                                               856,800
  20,000    Netegrity, Inc.*                                                               354,000
  80,000    OPNET Technologies, Inc.*                                                      859,200
  15,000    VeriSign, Inc.*                                                                615,750
  50,000    webMethods, Inc.*                                                              601,500
                                                                                      ------------
                                                                                         7,630,075
                                                                                      ------------

                     See notes to the financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
AUGUST 31, 2001

------------------------------------------------------------------------------------------------
SHARES                                                                                 VALUE
------                                                                                 -----
          COMMON STOCKS -- (CONTINUED)                                  98.8%
------------------------------------------------------------------------------------------------
          INTERNET -- MEDIA CONTENT                      15.2%
 80,000   DoubleClick Inc.*                                                         $    642,400
700,000   iVillage Inc.*                                                                 707,000
193,000   MarketWatch.com, Inc.*                                                         434,250
260,000   SINA.com*[DEL]                                                                 327,600
 40,000   Yahoo! Inc.*                                                                   474,400
                                                                                    ------------
                                                                                       2,585,650
                                                                                    ------------
          TOTAL COMMON STOCKS (COST $38,269,038)                                      16,805,175
                                                                                    ------------

PRINCIPAL
 AMOUNT
 ------
            SHORT-TERM INVESTMENTS                                         0.2%
--------------------------------------------------------------------------------------------------
            VARIABLE RATE DEMAND NOTES #                  0.2%
 $38,207    Firstar Bank, N.A., 3.33%                                                       38,207
                                                                                      ------------
            TOTAL SHORT-TERM INVESTMENTS
              (COST $38,207)                                                                38,207
                                                                                      ------------
            TOTAL INVESTMENTS (COST $38,307,245)                          99.0%         16,843,382
                                                                                      ------------
            OTHER ASSETS, LESS LIABILITIES                                 1.0%            174,010
                                                                                      ------------
            TOTAL NET ASSETS                                             100.0%       $ 17,017,392
                                                                                      ------------
                                                                                      ------------
            *     Non-income producing security.

            [DEL] Foreign security.

            # Variable rate demand notes are considered short-term obligations and are payable upon demand.
                  Interest rates change periodically on specified dates. The rate listed is as of August 31, 2001.

                     See notes to the financial statements.

JACOB INTERNET FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (cost $38,307,245)                  $  16,843,382
    Receivable for investments sold                                 464,782
    Receivable for capital shares sold                                2,306
    Interest receivable                                               1,382
    Receivable from affiliate                                        71,965
    Other assets                                                      8,433
                                                              -------------
        Total Assets                                             17,392,250
                                                              -------------
LIABILITIES:
    Payable for investments purchased                               131,963
    Capital shares repurchased                                       27,907
    Payable to Adviser                                               28,663
    Accrued expenses and other liabilities                          186,325
                                                              -------------
        Total Liabilities                                           374,858
                                                              -------------

NET ASSETS                                                    $  17,017,392
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
    Capital Stock                                             $ 226,495,971
    Accumulated net realized loss on investments               (188,014,716)
    Net unrealized depreciation on investments                  (21,463,863)
                                                              -------------
        Total Net Assets                                      $  17,017,392
                                                              -------------
                                                              -------------
    Shares outstanding (20 billion shares of $0.001 par
      value authorized)                                          20,514,266
                                                              -------------
    Net asset value, redemption price and offering price per
      share                                                   $        0.83
                                                              -------------
                                                              -------------

                     See notes to the financial statements.

JACOB INTERNET FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend income                                           $         400
    Interest income                                                 268,806
                                                              -------------
        Total investment income                                     269,206
                                                              -------------

EXPENSES
    Investment advisory fee                                         585,323
    Distribution expenses                                            80,346
    Administration fee                                               42,154
    Shareholder servicing and accounting costs                      431,453
    Custody fees                                                     23,175
    Federal and state registration                                   32,993
    Professional fees                                                80,027
    Reports to shareholders                                          46,575
    Directors' fees and expenses                                     43,412
    Other                                                            35,054
                                                              -------------
        Total operating expenses before reimbursements            1,400,512
    Less: Reimbursements from Adviser                               (79,399)
                                                              -------------
        Total expenses                                            1,321,113
                                                              -------------
NET INVESTMENT LOSS                                              (1,051,907)
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investments                           (107,498,049)
    Net increase from payment by affiliate for net losses
      realized on investments not meeting the investment
      guidelines of the Fund                                         71,965
    Change in net unrealized appreciation/depreciation on
      investments                                                 6,012,213
                                                              -------------
    Net realized and unrealized loss on investments            (101,413,871)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(102,465,778)
                                                              -------------
                                                              -------------

                     See notes to the financial statements.

JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                               YEAR ENDED       DECEMBER 14, 1999(1)
                                                            AUGUST 31, 2001      TO AUGUST 31, 2000
                                                            ---------------      ------------------
OPERATIONS:
    Net investment loss                                      $  (1,051,907)        $  (2,017,549)
    Net realized loss on investments                          (107,498,049)          (80,588,632)
    Net increase from payment by affiliate for net losses
      realized on investments not meeting the investment
      guidelines of the Fund                                        71,965                    --
    Change in net unrealized appreciation/depreciation on
      investments                                                6,012,213           (27,476,076)
                                                             -------------         -------------
        Net decrease in net assets resulting from
          operations                                          (102,465,778)         (110,082,257)
                                                             -------------         -------------
CAPITAL SHARE TRANSACTIONS: (NOTE 3)
    Proceeds from shares sold                                   27,596,949           359,641,309
    Cost of shares redeemed                                    (35,893,336)         (121,879,495)
                                                             -------------         -------------
        Net increase (decrease) in net assets resulting
          from capital share transactions                       (8,296,387)          237,761,814
                                                             -------------         -------------

NET INCREASE (DECREASE) IN NET ASSETS                         (110,762,165)          127,679,557

NET ASSETS:
    Beginning of period                                        127,779,557               100,000
                                                             -------------         -------------
    End of period                                            $  17,017,392         $ 127,779,557
                                                             -------------         -------------
                                                             -------------         -------------

---------

(1) Commencement of operations.

                     See notes to the financial statements.

JACOB INTERNET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                DECEMBER 14, 1999(1)
                                                               YEAR ENDED             THROUGH
                                                            AUGUST 31, 2001       AUGUST 31, 2000
                                                            ---------------       ---------------
PER SHARE DATA:
Net asset value, beginning of period                          $      5.54           $      10.00
                                                              -----------           ------------

INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss(2)                                          (0.05)                 (0.09)
    Net realized and unrealized losses on investments               (4.66)                 (4.37)
                                                              -----------           ------------
    Total from investment operations                                (4.71)                 (4.46)
                                                              -----------           ------------

Net asset value, end of period                                $      0.83           $       5.54
                                                              -----------           ------------
                                                              -----------           ------------

Total return                                                      (85.02%)(3)            (44.60%)(4)

SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of period                                 $17,017,392           $127,779,557

    Ratio of operating expenses to average net assets
      before reimbursement by Adviser                               2.99%                  2.30%(5)

    Ratio of operating expenses to average net assets
      after reimbursement by Adviser                                2.82%                  2.00%(5)

    Ratio of net investment loss to average net assets
      before reimbursement by Adviser                              (2.42%)                (1.85%)(5)

    Ratio of net investment loss to average net assets
      after reimbursement by Adviser                               (2.25%)                (1.55%)(5)

    Portfolio turnover rate                                       347.84%                195.24%

---------

(1) Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) If certain losses had not been assumed by the affiliate, total return would have been lower by less than 0.01%.

(4) Not annualized.

(5) Annualized.

                     See notes to the financial statements.

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS
AUGUST 31, 2001
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF FUND

Jacob Internet Fund, Inc. (the 'Corporation'), was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end management investment company issuing its shares in series. The Corporation currently consists of one 'diversified' series, the Jacob Internet Fund (the 'Fund') and the authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Fund is long-term growth of capital. The Fund issued and sold 10,000 shares of its capital stock, at $10 per share on September 20, 1999. The Fund commenced operations on December 14, 1999.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

   (a) Investment Valuation -- Investment securities traded on a national securities exchange are valued at their market value determined by their last price in the principal market in which these securities are normally traded, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid prices is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Directors believe in good faith accurately reflects their fair value.

   (b) Income Recognition -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are accreted for tax and financial reporting.

   (c) Securities Transactions -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the high cost method. During the course of the year the Fund incurred losses of $71,965 due to diversification breaks. These losses are noted in the financial statements and will be reimbursed by the Adviser.

   (d) Distributions to Shareholders -- The Fund records distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED)
AUGUST 31, 2001
--------------------------------------------------------------------------------

   (e) Federal Income Taxes -- The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Fund's taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

   (f) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

At August 31, 2001, there were twenty billion shares, $0.001 par value, authorized.

Transactions in shares of the Fund were as follows:

                                                                    YEAR ENDED
                                                                 AUGUST 31, 2001
                                                            --------------------------
                                                              SHARES         AMOUNT
                                                              ------         ------
Sales                                                        10,405,028   $ 27,596,949
Redemptions                                                 (12,972,948)   (35,893,336)
                                                            -----------   ------------
Net Decrease                                                 (2,567,920)  $ (8,296,387)
                                                            -----------   ------------
                                                            -----------   ------------
SHARES OUTSTANDING:
    Beginning of period                                      23,082,186
                                                            -----------
    End of period                                            20,514,266
                                                            -----------
                                                            -----------

                                                               DECEMBER 14, 1999 --
                                                                 AUGUST 31, 2000
                                                            --------------------------
                                                              SHARES         AMOUNT
                                                              ------         ------
Sales                                                        38,402,017   $359,641,309
Redemptions                                                 (15,329,831)  (121,879,495)
                                                            -----------   ------------
Net Increase                                                 23,072,186   $237,761,814
                                                            -----------   ------------
                                                            -----------   ------------
SHARES OUTSTANDING:
    Beginning of period                                          10,000
                                                            -----------
    End of period                                            23,082,186
                                                            -----------
                                                            -----------

NOTE 4 -- INVESTMENT TRANSACTIONS

During the year ended August 31, 2001, purchases and sales of investment securities (excluding short-term investments) for the Fund were $156,082,950 and $158,667,651, respectively.

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED)
AUGUST 31, 2001
--------------------------------------------------------------------------------

The following information for the Fund is as of August 31, 2001:

     COST FOR          TAX BASIS         TAX BASIS          TAX BASIS
FEDERAL INCOME TAX   NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
     PURPOSES         DEPRECIATION      APPRECIATION       DEPRECIATION
     --------         ------------      ------------       ------------
   $56,933,746        $(40,090,364)       $751,641         $(40,842,005)

At August 31, 2001, the Fund had an accumulated net realized capital loss carryover of $92,790,048, expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund. In addition, the Fund realized, on a tax basis, post October losses through August 31, 2001 of $76,598,167, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has an Investment Advisory Agreement (the 'Agreement') with Jacob Asset Management of New York LLC (the 'Adviser'), with whom certain officers and Directors of the Board are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Corporation, on behalf of the Fund, compensates the Adviser for its management services based on an annual rate of 1.25% of the Fund's average daily net assets.

The Adviser voluntarily deferred receipt of all or part of its advisory fee and/or absorbed the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses, did not exceed 2.00% of its average daily net assets from September 1, 2000 -
 December 31, 2000.

To the extent that the Adviser has deferred or absorbed expenses, it may seek payment of such deferred fees or reimbursement of such absorbed expenses for three years after the year in which fees were deferred or expenses were absorbed. The Fund will make no such payment or reimbursement, however, if the total annual Fund operating expenses exceed 2.00%.

Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

NOTE 6 -- DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Fund, has adopted a distribution and service plan (the 'Plan'), pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides that the Fund will compensate the Adviser up to 0.25% per annum of the Funds' average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ('Shareholder Servicing'). The Plan also provides that Lepercq de Neuflize Securities, Inc. (the 'Distributor') is paid a fee equal to 0.10% of the Fund's average daily net assets on an annual basis to permit payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders for providing distribution assistance and promotional support to the Fund. The Fund incurred $80,346 in expenses pursuant to the 12b-1 Plan for the year ended August 31, 2001.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of the JACOB INTERNET FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jacob Internet Fund, Inc. (the Fund), as of August 31, 2001, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jacob Internet Fund, Inc. at August 31, 2001, and the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                          Ernst & Young LLP



Milwaukee, Wisconsin
October 12, 2001

                               Investment Advisor
                     Jacob Asset Management of New York LLC

                        Administrator and Transfer Agent
                               and Dividend Agent
                        Firstar Mutual Fund Services LLC

                          Underwriter and Distributor
                      Lepercq, de Neuflize Securities Inc.

                                   Custodian
                               Firstar Bank, N.A.

                              Independent Auditors
                               Ernst & Young LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund's objectives, policies, management, records and other information.


                     Jacob Asset Management of New York LLC
                 1675 Broadway, 16th Floor, New York, NY 10019
                           1-888-Jacob-fx (522-6239)
                             www.JacobInternet.com

                           Jacob Internet Fund, Inc.
                                    [LOGO]

                                     Annual
                                     Report
                                -----------------
                                 August 31, 2001


                             STATEMENT OF DIFFERENCES


The Greek letter Delta shall be expressed as.........................[DEL]